EXECUTION VERSION
FOURTH AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT
THIS FOURTH AMENDMENT TO AMENDED AND RESTATED GUARANTEE AGREEMENT (this “Amendment”), dated as of August 3, 2023, is entered into by and between JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association, as Buyer (together with its successors and assigns “Buyer”) and GRANITE POINT MORTGAGE TRUST INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Master Repurchase Agreement (as defined below).
WITNESSETH:
WHEREAS, GP Commercial JPM LLC (“Seller”) and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of December 3, 2015 (as amended by that certain Amendment No. 1 to Master Repurchase Agreement, dated as of June 28, 2017, as further amended by that certain Amendment No. 2 to Master Repurchase Agreement, dated as of June 28, 2019, as further amended by that certain Amendment No. 3 to Master Repurchase Agreement, dated as of August 23, 2019, as further amended by that certain Amendment No. 4 to Master Repurchase Agreement, dated as of December 13, 2019, as further amended by that certain Amendment No. 5 to Master Repurchase Agreement and Amendment No. 2 to Amended and Restated Guarantee Agreement, dated as of July 2, 2020, as further amended by that certain Amendment No. 6 to Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Guarantee Agreement, dated as of September 25, 2020, as further amended by that certain Amendment No. 7 to Master Repurchase Agreement, dated as of September 27, 2021, as further amended by that certain Term SOFR Conforming Changes Amendment, dated as of December 31, 2021, as amended further by that certain Amendment No. 8 to Master Repurchase Agreement and Amendment No. 4 to Fee and Pricing Letter, dated as of June 28, 2022, as further amended by that certain Amendment No. 9 to Master Repurchase Agreement and Amendment No, 5 to Fee and Pricing Letter, dated as of March 16, 2023, as amended further by that certain Amendment No. 10 to Master Repurchase Agreement and Amendment No. 6 to Fee and Pricing Letter, dated as of July 28, 2023 (as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Master Repurchase Agreement”); and
WHEREAS, Guarantor has executed and delivered that certain Amended and Restated Guarantee Agreement, dated as of June 28, 2017, as amended by that certain First Amendment to Amended and Restated Guarantee Agreement, dated as of December 17, 2019, and as further amended by Amendment No. 5 to Master Repurchase Agreement and Amendment No. 2 to Amended and Restated Guarantee Agreement, dated as of July 2, 2020, as further amended by Amendment No. 6 to Master Repurchase Agreement and Amendment No. 3 to Amended and Restated Guarantee Agreement, dated as of September 25, 2020, (as amended hereby and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee”); and
WHEREAS, Guarantor and Buyer wish to modify certain terms and provisions of the Guarantee, as set forth herein.
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment to Guarantee. The Guarantee is hereby amended as follows:
(a)Section 9(b) of the Guarantee is hereby deleted in its entirety and replaced with the following:

(i)(b) Minimum Tangible Net Worth. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit its Tangible Net Worth to be less than, from and after the Tenth Amendment Effective Date, the sum of (x) $816,913,000, plus (y) seventy-five percent (75%) of the aggregate net cash proceeds of any equity issuances made by Guarantor from and after the Tenth Amendment Effective Date (net of underwriting discounts and commissions and other out-of-pocket costs and expenses incurred by Guarantor and its Affiliates in connection with such equity issuance).
(b)Section 9(d) of the Guarantee is hereby deleted in its entirety and replaced with the following:
(i)(d) Minimum Interest Expense Coverage Ratio. Guarantor shall not, with respect to itself and its consolidated Subsidiaries, directly or indirectly, permit the ratio of (i) all amounts set forth on an income statement of Guarantor and its consolidated Subsidiaries prepared in accordance with GAAP for interest income for the period of four (4) consecutive fiscal quarters ended on or most recently prior to such date of determination to (ii) the Interest Expense of Guarantor and its consolidated Subsidiaries for such period, to be (x) at all times before the start of the calendar quarter ending September 30, 2023, less than 1.50 to 1.00, (y) from the calendar quarter ending September 30, 2023 through the calendar quarter ending June 30, 2024, less than 1.30 to 1.00; and (z) at all times after the calendar quarter ending June 30, 2024, less than 1.50 to 1.00.
2.Conditions Precedent to Amendment. The effectiveness of this Amendment is subject to the following:
(a)This Amendment shall be duly executed and delivered by the Guarantor and Buyer and acknowledged by Seller;
(b)Payment by the Seller of the actual costs and expenses, including, without limitation, the reasonable fees and expenses of counsel to Buyer, incurred by Buyer in connection with this Amendment and the transactions contemplated hereby;

(c)Buyer shall have received such other documents as Buyer may reasonably request.
3.Representations and Warranties of the Guarantor. On and as of the date hereof, after giving effect to this Amendment:
(a)the Guarantor hereby represents and warrants to Buyer that no Default, Event of Default or Margin Deficit exists, and no Default, Event of Default or Margin Deficit will occur as a result of the execution, delivery and performance by such party of this Amendment;
(b)all representations and warranties contained in the Guarantee are true, correct, complete and accurate in all respects (except such representations which by their terms speak as of a specified date); and
(c)Guarantor is duly authorized to execute and deliver this Amendment.

4.Continuing Effect; Reaffirmation of Guarantee. As amended by this Amendment, all terms, covenants and provisions of the Guarantee are ratified and confirmed and shall remain in full force and effect. In addition, any and all guaranties and indemnities for the benefit of Buyer and agreements subordinating rights and liens to the rights and liens of Buyer, are hereby ratified and confirmed and shall not be released, diminished, impaired, reduced or adversely affected by this Amendment, and each party indemnifying Buyer, and each party subordinating any right or lien to the rights and liens of Buyer, hereby consents, acknowledges and agrees to the modifications set forth in this Amendment and waives any common law, equitable, statutory or other rights which such party might otherwise have as a result of or in connection with this Amendment.

5.Binding Effect; No Partnership. The provisions of the Guarantee, as amended hereby, shall be binding upon and inure to the benefit of the respective parties thereto and their respective successors and permitted assigns. Nothing herein contained shall be deemed or construed to create a partnership or joint venture between any of the parties hereto.
6.Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record).  The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
7.Further Agreements. The Guarantor agrees to execute and deliver such additional documents, instruments or agreements as may be reasonably requested by Buyer and as may be necessary or appropriate from time to time to effectuate the purposes of this Amendment.
8.Governing Law; Submission to Jurisdiction, Etc. The provisions of Sections 15 and 17 of the Guarantee are hereby incorporated herein by reference and shall apply to this Amendment, mutatis mutandis, as if more fully set forth herein.
9.Headings. The headings of the sections and subsections of this Amendment are for convenience of reference only and shall not be considered a part hereof nor shall they be deemed to limit or otherwise affect any of the terms or provisions hereof.
10.References to Transaction Documents. All references to the Guarantee in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Guarantee, as amended hereby, unless the context expressly requires otherwise.
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IN WITNESS WHEREOF, the parties have executed this Amendment as of the day first written above.
Buyer:
JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association
By:     /s/ THOMAS CASSINO
    Name:    Thomas N. Cassino
    Title:     Managing Director

GUARANTOR:
GRANITE POINT MORTGAGE TRUST INC.,
a Maryland corporation
By:     /s/ MARCIN URBASZEK
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer

ACKNOWLEDGED AND AGREED TO BY:
SELLER:
GP COMMERCIAL JPM LLC, a Delaware limited liability company
By:     /s/ MARCIN URBASZEK
    Name:    Marcin Urbaszek
    Title:    Chief Financial Officer